UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06686

JPMorgan China Region Fund, Inc.

(Exact name of registrant as specified in charter)

One Beacon Street, 18th Floor

Boston, MA 02108

(Address of principal executive offices) (Zip code)

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 441-9800

Date of fiscal year end: December 31

Date of reporting period: January 1, 2016 through June 30, 2016

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

This report, including the financial statements herein, is sent to the stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Semi-Annual Report

June 30, 2016 (Unaudited)

OBJECTIVES

JPMorgan China Region Fund, Inc. (the ‘Fund’) seeks to achieve long-term capital appreciation through investments primarily in equity securities of companies with substantial assets in, or revenues derived from, the People’s Republic of China (‘China’), Hong Kong, Taiwan and Macau — collectively, the ‘China Region’.

STRATEGY

The Fund provides investors with an opportunity to participate in the economic growth of the China Region where the economies of China, Hong Kong, Taiwan and Macau have become increasingly linked over recent years. Hong Kong enterprises have made substantial investments in China, particularly where labor and land prices are lower than in Hong Kong. Similarly, many Chinese companies have Hong Kong based subsidiaries with securities listed on the Hong Kong Stock Exchange (H-shares). The Fund may directly invest up to an aggregate of $20m, as measured at the time of the original investment, to acquire Renminbi denominated China A-shares. In addition, the Fund can make indirect China A-share investments up to 10% of the Fund’s total assets through exposure to China A-share investment companies. Further details on China A-shares are provided in note 7(iii) of the Notes to Financial Statements on page 25.

The Fund invests to take advantage of the many opportunities that result from this linkage among the markets of the China Region.

MANAGEMENT

JF International Management Inc. (‘JFIMI’) is the investment management company appointed to advise and manage the Fund’s portfolio (the ‘Investment Advisor’). JFIMI is part of JPMorgan Chase & Co. (‘JPMC’), one of the world’s premier financial services institutions. In asset management, JPMC operates globally under the name of J.P. Morgan Asset Management (‘JPMAM’). Funds under management for the global asset management business of JPMAM were US$1.7 trillion as of June 30, 2016.

The Fund’s lead portfolio manager is Emerson Yip, a Senior Portfolio Manager within JPMAM’s Greater China investment team in Hong Kong.

JUNE 30, 2016	JPMORGAN CHINA REGION FUND, INC.	1

FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of the Fund and JFIMI and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as ‘anticipate,’ ‘estimate,’ ‘intend,’ ‘expect,’ ‘believe,’ ‘plan,’ ‘may,’ ‘should,’ ‘would,’ or other words that convey uncertainty of future events or outcomes. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Fund to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors that could materially and negatively affect the results, performance or achievements of the Fund include changes in economic, political, legal and regulatory conditions in the China Region and elsewhere, changes in interest and exchange rates and related policies and other risks. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Fund, JFIMI or its respective representatives only as of the date hereof. The Fund, JFIMI and their respective representatives undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

MARKET INFORMATION
The Fund is listed on the New York Stock Exchange (symbol JFC). The share price is published in • The Wall Street Journal (daily online at www.WSJ.com/Free)
The estimated net asset value is published in • The Wall Street Journal under “Closed-End Funds” (every Saturday) • www.jpmchinaregionfund.com

2	JPMORGAN CHINA REGION FUND, INC.	JUNE 30, 2016

HIGHLIGHTS (unaudited)

	JUNE 30, 2016 US$ (Unaudited)	DECEMBER 31, 2015 US$ (Audited)
Net Assets	$108.7 million	$113.2 million
Net Asset Value Per Share	$16.85	$17.55

Market Data
Share Price on the New York Stock Exchange	$15.20	$15.32
Discount to Net Asset Value	9.8%	12.7%

Total Return for the Six Months Ended June 30, 2016
Net Asset Value		(4.0)%
Share Price		(0.8)%

JFC Benchmark Index*		(3.7)%
MSCI Hong Kong		0.4%
MSCI China		(4.5)%
MSCI Taiwan		8.8%
China Securities Index (‘CSI’) 300		(16.7)%

Net Asset Value and Share Price vs. Benchmark Index

*	JFC Benchmark Index: 80% MSCI Golden Dragon Index (Net) 20% CSI 300 Index (Net). Prior to October 1, 2013, 80% MSCI Golden Dragon Index (GDR) +20% CSI 300 Index (Total). Prior to April 13, 2012, the MSCI Golden Dragon Index (Total). At December 31, 2011 the MSCI Golden Dragon Index (Total) comprised 24.1% of the MSCI Hong Kong Index (Total), 42.7% of the MSCI China Index (Total) and 33.2% of the MSCI Taiwan Index (Total). Prior to March 2001, 25% Taiwan Weighted Index, 20% BNP Paribas China Index, 50% MSCI Hong Kong, 5% HSBC; Prior to March 1999, 60% Hong Kong All Ordinaries, 30% Credit Lyonnais Securities Asia All China B Index, 10% Taiwan Weighted Index. Prior to January 1997, Peregrine Greater China Index.
**	Commencement of operations.

Source: J.P. Morgan Asset Management.

JUNE 30, 2016	JPMORGAN CHINA REGION FUND, INC.	3

CHAIRMAN’S STATEMENT

JUNE 30, 2016 (Unaudited)

Dear Fellow Stockholder

Performance

The Greater China market returns in the six months ending June 30, 2016 were mixed. The onshore China market was the worst performer whilst Taiwan was the best. Volatility in China A-shares spilled into H-shares, as investor sentiment eroded over the sharp market sell-offs at the beginning of the year driven by the sudden Renminbi devaluation and the unsuccessful rollout of the stock market circuit break mechanism. Incremental tightening to rein in potential inflationary pressure in China after strong first-quarter credit growth, as well as to facilitate excess capacity reduction reform, sent the markets down further. Changes in interest rate rise expectations and a surprise Brexit vote also negatively affected overall investment sentiment. However, impact of the Brexit result was temporary as markets generally rebounded at the end of the period as bargain hunters stepped in and lifted the market back up. Meanwhile, the Taiwan market was supported by strong upstream tech performance earlier in the year and then, with some volatility, ultimately rallied on the back of the inauguration of Tsai Ing-wen as the new president.

Against this backdrop, the Fund delivered a net asset value (‘NAV’) return of –4.0% in the six months to June 30, 2016, trailing the benchmark’s return of –3.7%. This underperformance relative to the benchmark was driven by an overweight to mainland China and underweight to Taiwan, offsetting the positive impact coming from stock selection. Further details are provided in the Investment Advisor’s Report on pages 6 to 10. Over the same period, the Fund’s stock price fell by –0.8% as the discount narrowed from 12.7% to 9.8%.

Merger Negotiations with Korea Equity Fund

On July 19, 2016 following discussions between your Fund’s Board and the Board of Korea Equity Fund, Inc. (‘KEF’), the Fund announced that it had entered into negotiations with KEF concerning a possible merger of the two funds. While discussions between the two Boards are ongoing, it is anticipated that the terms of such a merger would include the following:

•	The two funds will merge on terms based upon the two funds’ relative net asset values per share at the date of the merger.

•	JFC will be the surviving fund (the ‘Successor Fund’) and will continue to retain the services of JF International Management, Inc. (“JFIMI”) as its Investment Advisor.

•

The Successor Fund’s investment objective and principal investment strategies will be modified from JFC’s current investment objective to the extent necessary to permit the Successor Fund to actively invest in equity securities of the countries in the North East Asia Region including; China, South Korea, Taiwan and Hong Kong.

•

The Successor Fund would change its name and benchmark to reflect this broadened investment universe. The name currently proposed is The North East Asia Growth Fund and the proposed benchmark is the MSCI All Country Far East ex. Japan Total Return Index.

•	The investment advisory fee of the Successor Fund will be 0.90% per annum of the Successor Fund’s managed gross assets.

•	The Successor Fund Board will comprise four members of the current Fund Board and two KEF directors.

For more information please refer to the Fund’s website at www.jpmchinaregionfund.com

4	JPMORGAN CHINA REGION FUND, INC.	JUNE 30, 2016

•	Following the merger, the Successor Fund will seek to purchase up to 50% of the Successor Fund’s issued shares at net asset value per share less associated costs.

Since this announcement was made discussions have continued and both Boards continue to work towards a successful merger. The Fund intends to make a further announcement updating stockholders on developments in due course.

Leverage

On February 25, 2015, your Board renewed the Fund’s US$17.5m credit facility with Scotiabank (Ireland) Ltd (‘Scotiabank’) for a further two year period. Under this arrangement, Scotiabank provides a secured, committed credit facility which can be utilized at any time. On July 10, 2015 this facility was increased to US$22m. This financing arrangement gives the Investment Advisor the flexibility to manage tactically borrowed monies at its discretion under the supervision of the Board. Since the beginning of the reporting period and up to June 30, 2016 the Fund’s equity exposure ranged from 106.3% to 110.3%, and at the time of writing is 104.5%. Management fees are not payable on any unutilized part of this facility.

Board of Directors

Mr. Hamilton and Mr. Rettberg retired following the conclusion of the Annual Meeting of Stockholders held on July 20, 2016. On behalf of the Board, I would like to thank Messrs. Rettberg and Hamilton for their valuable contributions to the Fund over the years. At the Annual Meeting the Fund’s stockholders voted to approve the election of Mr. John R. Hass and Mr. Alistair E.M. Laband as Class II Directors for a term expiring in 2019. The Board is delighted to welcome such experienced professionals and we look forward to working with them.

Outlook

As hopes of a rapid, stimulus fueled macro-economic recovery have diminished, the opportunity in Greater China should remain in economic policy-driven or consumer-driven sectors. A rapid recovery however, while positive for cyclical equities in the short-term, would be premised on a continued build-up of debt to unsustainable levels, which your Manager believes to be unlikely. Your Manager expects economic growth to continue to moderate. While heightened asset market volatility is probable given the global backdrop, your Board remains circumspect on the prospects for China’s industrial economy despite recent government attempts to restrain commodity production and optimistic on the prospects for China’s consumer economy. Your Manager is also of the view that equities should be supported by a still buoyant liquidity situation and improved sentiment around the possibility of greater foreign participation via either index inclusion of China A-shares or the start of Shenzhen-Hong Kong Connect. Your Manager expects continued economic moderation in Hong Kong given its heavy consumption dependence, especially with continued retail and tourism spending declines. The retail outlook remains vulnerable to the Chinese economy and capital flows, dollar strength and deterioration in the labour market. Global macro remains the key risk to the Taiwan market in the third quarter of 2016 following the Brexit vote. A potential weak reception for the new iPhone is another, although market expectations are already tempered on the new phone. However, the Taiwan stockmarket could prove to be relatively defensive supported by companies’ strong free cash flow and the average 4.2% prospective dividend yield.

Respectfully submitted

The Rt. Hon. The Earl of Cromer Chairman

August 26, 2016

For more information please refer to the Fund’s website at www.jpmchinaregionfund.com

JUNE 30, 2016	JPMORGAN CHINA REGION FUND, INC.	5

INVESTMENT ADVISOR’S REPORT

For the 6 months ending June 2016, the Fund delivered a total return on net assets of –4.0% (in USD terms), underperforming the benchmark return of –3.7%.

Positive stock selection, in both onshore and offshore listed China holdings, as well as Taiwan, contributed to returns. Meanwhile, asset allocation offset the positive impact, driven by our overweight in the worst performing market during this time period, China A-shares, and our underweight in the best performing market during this time period, the Taiwan market. The 9% average gearing level also detracted from performance.

Stock selection in technology, in Taiwan and China, contributed most to returns. Apple supply chain companies, including AAC Technologies and Largan Precision, added value during this period. AAC Technologies rose on Q4 net profit increases and strong product cycle. Largan Precision rebounded as the market began factoring in a high probability of dual camera adoption by all of the new iPhones, which is a big volume uplift for its largest lens supplier. Select semiconductor companies also helped performance. Silicon Motion Technology outperformed on better-than-expected Solid State Drive (SSD) adoption rates. Chip industry bellwether Taiwan Semiconductor Manufacturing also showed strength over the period. In addition, our internet pair trade, overweighting Tencent and underweighting Baidu, helped returns. Tencent remains our core holding in the space and we maintain a negative view towards Baidu, given strategic concerns and regulatory overhang in healthcare advertising. Select secular growth companies also contributed to performance, including China Maple Leaf Educational Systems (an international school operator) and Phoenix Healthcare Group (hospital operator). The overweight in CNOOC added value as the exploration & production company rallied on a nearly 80% increase in oil price since the bottom in January.

A few select financials negatively impacted returns but remain high conviction holdings despite some near term weakness. Shares of China Vanke de-rated after the shareholder dispute following the deal with Shenzhen Metro but remains well-positioned for the property market rebound. China Taiping Insurance and Ping An Insurance should also be supported by secular tailwind in demand for life insurance. A handful of structural growth names were also among the top detractors. The volatility and correction we saw in the onshore market during the first quarter led to indiscriminate sell-down in A-share stocks and our overweights in Spring Airlines (low cost carrier), Zhejiang Huace Film & TV (entertainment content producer) and Beijing Originwater Technology (leader in waste water treatment) detracted from performance. The negative investor sentiment during this period also spilled over to H-shares, which, although listed offshore, reflect domestic demand and growth. These included CAR Inc (auto rental and resale company) and China Harmony (auto dealer/aftermarket services provider), the latter of which also fell given the poor performance of BMW China.

China

Market Performance

Chinese equities ended down further in the second quarter, with offshore-listed equities down 5% due to higher risk premium from another sudden renminbi devaluation and unsuccessful rollout of the circuit break mechanism. Markets rebounded, after touching low at end of February, on strong credit numbers, PBOC’s cutting reserve requirement, and green shoots on demand recovery. On the macro front, the tug of war between renminbi stabilisation and much needed monetary stimulus remained the key focus. The unexpected renminbi devaluation at beginning of the year raised market’s renewed concern about government’s ability to use further monetary easing for macro recovery. The concern

6	JPMORGAN CHINA REGION FUND, INC.	JUNE 30, 2016

was eased when Jan-Feb credit numbers were strong, with M2 growth reaching 14%/13% year-on-year respectively (vs. April 2015 low of 10.1% year-on-year). Jan-Feb fixed asset investment (FAI) rebounded to 10.2% vs. December’s 8.2%. Property FAI turned positive to 3% year-on-year vs. December’s –2.1%, with leading indicator new property construction starts rebounding to 13.7% year-on-year from –6.7% in December. Signs of macro pick up subsequently stabilised the renminbi. Earnings revision remained negative as expected, led by economical sensitives such as energy, materials, and insurance. Even staples were hurt by weak demand. Positive revisions mainly came from structural growth sectors such as healthcare and TMT.

Chinese equities ended down further in the second quarter, with offshore-listed equities down 1.7%. We saw incremental tightening to rein in potential inflationary pressure after strong first-quarter credit growth, as well as to facilitate excess capacity reduction reform. Selected few growth sectors with strong earnings visibility outperformed. On the macroeconomic front, the focus shifted from renminbi stabilisation towards pushing forward structural reforms while maintaining mild positive growth. The strong credit growth in the first quarter drove solid profitability recovery in certain sectors such as steel. Steel mill profitability reached historical highs, causing capacity restarts. The consumer price index (CPI) also rebounded from October 2015’s low of 1.3% to 2.3% in February 2016, on an accelerated pace despite still relatively low absolute levels. A speech from an “authoritative person” in early May indicated a clear policy direction, to push structural reform even if macroeconomic growth remains at an “L” shape. M2 growth slowed to 11.8% year-on-year in May from January’s high of 14% year-on-year. Industrial production growth moderated to 6% year-on-year in May from a year-to-date high of 6.8% in March. Fixed asset investment growth slowed to 7.5% year-on-year in May from a high of 10.7% year-on-year in March. Earnings revisions remained negative, led by late-cycle retailing; transportation, where the commodity price rebound has squeezed margins; and pharmaceuticals, which have suffered policy-related price cuts. Positive revisions came from economically-sensitive sectors such as autos, energy and materials.

A-shares

In the first quarter of 2015, the domestic A-share market (CSI 300 Index) was down 14% over the period. Equities fell due to unexpected RMB devaluation in January, compounded by the implementation of the circuit breaker. Market participants sold both blue chips and growth names on worries over limited monetary stimulus and further economic slowdown. Despite a strong January loan number, stabilization in the currency and solid consumer spending data during the Chinese New Year, a post-holiday rise in short-term interest rates led to a sharp sell-down in Shanghai/Shenzhen, especially growth names who have led the rebound since late January. However, in March, onshore equities surged, as easing macro worries spurred a cyclicals-led rally. While corporate earnings were generally disappointing, real time growth indicators were encouraging. Property prices in a growing number of major cities soared, while the prices of domestically-driven commodities such as steel and cement rose, indicating both production discipline as well as better demand conditions. In addition, the RMB strengthened and the drawdown in China’s foreign exchange reserves was less-than-expected.

In the second quarter of 2016, the onshore A-share market (CSI 300 Index) continued to decline, albeit to a lesser extent, falling 2%. It was a volatile quarter as the domestic market fell given the leadership’s less accommodative stance. They seemed to cite the need for economic reform and predict the consequent L-shaped economic recovery, dashing hopes that strong stimulus would continue. Micro and macro level indicators showed weakness while

JUNE 30, 2016	JPMORGAN CHINA REGION FUND, INC.	7

INVESTMENT ADVISOR’S REPORT (continued)

liquidity growth slowed. Regulators in certain top tier property markets (including Shanghai and Shenzhen) and commodities exchanges (including Dalian) also moved to stop bubbles from forming after strong double digit price increases year-to-date. Towards the end of the quarter, the UK voted to exit the European Union, causing gyrations across markets and asset classes globally. Markets initially fell sharply but then rebounded on expectations of continued monetary easing. The onshore market was no exception, and growth stocks led the rebound.

Market Outlook

While heightened asset market volatility is probable given the global backdrop, we remain circumspect on the prospects for China’s industrial economy, despite recent government attempts to restrain commodity production, and optimistic on the prospects for China’s consumer economy. We also are of the view that China’s index inclusion and the opening of the Hong Kong-Shenzhen Stock Connect are probable in the coming quarters, which should provide technical support in an environment characterized by capital outflows.

Hong Kong

Market Performance

After suffering a sharp drop at the beginning of the new year, Hong Kong equities clawed back most of the losses, led by Macau gaming, as well as utilities and telecom shares. Concerns over renminbi devaluation and capital outflows led to the fall in January, but those concerns subsided along with economic stabilisation in China and dovish comments from the US Federal Reserve. Residential property prices continued its decline with a 6.2% drop during the quarter, reaching a 1.5 year low. While there was a modest pick-up in secondary sales volumes, primary launches have only seen mixed responses, despite attractive pricing and financing options. The shares of property companies recovered some of their losses, owing to lowered rate expectations as well as more capital management and corporate restructuring. Banks also selectively lowered their home mortgage rate offerings, which only had a limited impact. Fewer tourists from mainland China and an increase in outbound travel by Hong Kong local residents, both due to the strong HK dollar, have further driven the structural slowdown in retail sales. Overall retail sales in January and February combined fell 13.5% year-on-year, accelerating from the 8.5% decline in December. Additionally, Macau gaming shares continued to rally on the back of stabilising gaming revenues, as February was roughly flat year-over-year, the first flat month since the decline began in June 2014. Moreover, operators have generally reported better-than-expected results, leading to further positive revisions.

It was a volatile second quarter for Hong Kong equities as changes in rate rise expectations in the US, an “authoritative person” warning of an “L-shaped” economic recovery in China and a surprise Brexit vote all weighed on investor sentiment. This specifically impacted select Hong Kong equities with significant direct exposure to the UK, namely HSBC and three Li Ka-Shing-controlled companies. In terms of the property market, primary launches continued to do well as rate rise expectations waned, while developers began offering more aggressive as well as creative mortgage payment options in addition to the low-rate mortgage offerings from banks. The secondary market also saw a stabilisation in prices, despite transaction volumes remaining weak. There was some excitement regarding a potential rebound in the retail market as the decline in sales slowed. However, there may be a delayed impact on rental income given the reversion cycle and reduction in turnover rent. Macau gaming slowed down in June on seasonality effects and the Euro 2016 football tournament.

8	JPMORGAN CHINA REGION FUND, INC.	JUNE 30, 2016

Market Outlook

Worries about a slowdown in global economic growth, currency movements and a continued weakness in tourism could continue to overshadow the Hong Kong equity market. With respect to the impact of the Brexit, while there is potential risk to global economic growth, select Hong Kong-listed companies with brands, management and cost advantages can still tap into external markets. The outlook for residential property is positive given a likely delay in US rate rises and continued end-user demand, supported by attractive valuations. On the other hand, we are increasingly more cautious on office property given slowing rental growth, implying muted demand amid volatile market sentiment and the potential issue of shadow vacancy. In terms of Macau, two property openings, either late in the third quarter or fourth quarter, should be positively received by the market given their unique positioning and novel offerings. However, the response will be subject to continued economic stabilisation in China with no new meaningful barriers to capital flows to Macau. If overall market demand declines, new property openings would create price competition and unhealthy credit extensions.

Taiwan

Market Performance

The Taiex index fell sharply at the beginning of the first quarter, unnerved by the turmoil in the global markets, along with further devaluation of the renminbi and a plunge in the China equity market after the introduction and subsequent suspension of the circuit-breaker system in the first week of the year. However, the market managed to rebound towards the end to finish the first quarter up 4.9%. Foreign investors were active buyers of the market. Economically sensitive sectors had the strongest momentum with sectors like steel, rubber, oil & gas, cement and construction being the top performers. Tech also outperformed, lifted by strong perform-

ance in the upstream like TSMC. Apple unveiled its new 4-inch iPhone SE and 9.7-inch iPad Pro at the Apple Worldwide Developers Conference, but investors’ reaction were muted. Textiles remained weak on continued concerns over excess inventory. Financials performed poorly too, as CBC cut its interest for the third time since September 2015. The Taiwanese government released 4Q15 real GDP falling 0.5% year-on-year. The government estimated that seasonally-adjusted real GDP rose modestly by 2.2% quarter-over-quarter in 4Q15, following two consecutive quarters of contraction. For the full-year 2015, real GDP growth slowed notably to 0.75% year-over-year, compared to 3.9% year-over-year in 2014. The Taiwan central bank has cut key policy rate to 1.5% to maintain accommodative monetary conditions and to foster economic growth. With inflation pressure likely to remain muted in 2016 on weak growth, there could be room for further easing in the coming quarters. The Taiwan central bank governor Perng stated the economy is likely to improve in 2H16, partly helped by low bases.

The Taiex closed almost flat for the second quarter, which masked the volatility in the quarter. Several large events took place, including the weak first-quarter reporting season, the inauguration of the new president and government, Brexit, and the reduction in the discount rate by 12.5 basis points to 1.375% for the fourth time since September 2015. The market slipped initially on poor economic data, a challenging outlook for the Apple iPhone and weak first-quarter results. However, it staged a strong recovery after the inauguration of the new president. A generally balanced speech by president Tsai Ing-wen helped to soothe concerns over Cross-Straits relations. While she did not fully recognise “the 1992 consensus”, she acknowledged the historical fact of the meeting and committed to maintaining Cross-Straits relations based on the Constitution of the Republic of China. Following Brexit, the Taiex slumped initially, but bargain hunters stepped in to drive the market back up. Taiwan’s GDP fell by 0.8%

JUNE 30, 2016	JPMORGAN CHINA REGION FUND, INC.	9

INVESTMENT ADVISOR’S REPORT (continued)

year-on-year in the first quarter of 2016, after declining 0.5% in the fourth quarter of 2015, marking the third consecutive quarterly decline on a year-on-year basis, due to a drop in investments and exports. Exports contracted for the sixteenth consecutive month in May 2016 and continued to weigh on Taiwan’s export-driven economy, dragging down domestic investments and the labour market.

Market Outlook

The global macroeconomic environment remains the key market risk in the third quarter, following the Brexit vote. A potential weak reception to the new iPhone is another, although market expectations for the new iPhone are already tempered. However, the Taiwanese market could be relatively defensive, supported by companies’ strong free cash flow and an average 4.2% potential dividend yield. Earnings momentum should improve on a sequential basis in the next one to two quarters. While expectations for the new iPhone7 may be muted, a pick-up in technology buying ahead of the build for iPhone7 (with a launch date of late September) is likely. The low interest rate environment should provide ample liquidity to Taiwan’s equity market. Against the backdrop of stabilising corporate earnings downgrades, companies with long-term secular growth opportunities should come back into favour.

Emerson Yip

JF International Management, Inc

26 August 2016

10	JPMORGAN CHINA REGION FUND, INC.	JUNE 30, 2016

TOP TEN HOLDINGS

AT JUNE 30, 2016 (Unaudited)

% OF NET ASSETS
Tencent Holdings Ltd.	7.7
Provides internet, mobile, and telecommunication value-added services in China. The company has an instant messaging community in China. Tencent also provides online advertising services.

Taiwan Semiconductor Manufacturing Co., Ltd. (‘TSMC’)	7.4
Manufactures and markets integrated circuits. The company provides the following services: wafer manufacturing, wafer probing, assembly and testing, mask production and design services. The company’s integrated circuits are used in computer, communication, consumer electronics, automotive and industrial equipment industries.

China Construction Bank Corp. ‘H’	4.8
Provides a complete range of banking services and other financial services to individual and corporate customers. The bank’s services include retail banking, international settlement, project finance and credit card services.

AIA Group Ltd.	4.4
Offers insurance and financial services. The company writes life insurance for individuals and businesses, accident and health insurance, retirement planning, and wealth management services.

Alibaba Group Holding Ltd.	4.2
Provides internet infrastructure, e-commerce, online financial, and internet content services through its subsidiaries. Alibaba Group Holding offers its products and services worldwide.

Ping An Insurance Group Co. Ltd. ‘A’	4.0
Provides a variety of insurance service in China. The Company writes property, casualty, and life insurance. Ping An Insurance also offers financial services.

China Merchants Bank Co., Ltd. ‘H’	3.9
Provides a wide range of commercial banking services including deposit, loan, bill discount, government bonds underwriting and trading, interbank lending, letter of credit, bank guarantee, and other related services.

CNOOC Ltd.	3.0
Through its subsidiaries, explores, develops, produces and sells crude oil and natural gas. The Group’s core operation areas are Bohai, Western South China Sea, Eastern South China Sea and East China Sea in offshore China.

Hong Kong Exchanges and Clearing Ltd.	2.3
Owns and operates the stock exchange, futures exchange, and their related clearing houses in Hong Kong. The Company provides the trading platforms for a range of cash and derivatives products and the facilities for processing trades.

AAC Technologies Holdings, Inc.	2.2
Designs, develops and manufactures a broad range of miniaturized components that include speakers, receivers and microphones in the acoustic segment and others such as haptics vibrators, RF and antennas, and optical lenses.

JUNE 30, 2016	JPMORGAN CHINA REGION FUND, INC.	11

INVESTMENT PORTFOLIO

AT JUNE 30, 2016 (Unaudited)

DESCRIPTION	HOLDINGS (IN SHARES)	VALUE (IN US$)
COMMON STOCK
CHINA (62.7%)
Aerospace & Defense (0.6%)
Avic Aviation Engine Corp. plc, ‘A’	119,601	623,784

Airlines (0.9%)
Spring Airlines Co., Ltd., ‘A’	135,129	975,086

Automobiles (0.8%)
Chongqing Changan Automobile Co., Ltd., ‘A’	395,502	813,793

Banks (9.5%)
China Construction Bank Corp.	7,980,000	5,266,444
China Merchants Bank Co., Ltd. (a)	1,891,500	4,227,660
Industrial Bank Co., Ltd., ‘A’	366,100	839,811

		10,333,915

Beverages (1.2%)
Kweichow Moutai Co., Ltd., ‘A’	29,580	1,299,746

Capital Markets (1.1%)
Huatai Securities Co., Ltd., ‘A’ (a)	425,550	1,211,904

Chemicals (1.1%)
Kangde Xin Composite Material Group Co., Ltd., ‘A’	467,063	1,202,176

Commercial Services & Supplies (0.9%)
Beijing Originwater Technology Co., Ltd., ‘A’	432,718	969,180

Construction & Engineering (0.6%)
China Machinery Engineering Corp.	941,000	610,102

Diversified Consumer Services (1.2%)
China Maple Leaf Educational Systems Ltd.	1,390,000	1,247,006

Diversified Telecommunication Services (2.0%)
China Telecom Corp., Ltd.	4,984,000	2,222,792

Electronic Equipment, Instruments & Components (4.5%)
AAC Technologies Holdings, Inc.	287,000	2,436,028
GoerTek, Inc., ‘A’	234,800	1,013,617
Hangzhou Hikvision Digital Technology Co., Ltd., ‘A’	428,370	1,383,711

		4,833,356

Health Care Providers & Services (1.3%)
Phoenix Healthcare Group Co., Ltd.	988,500	1,365,891

DESCRIPTION	HOLDINGS (IN SHARES)	VALUE (IN US$)
Hotels, Restaurants & Leisure (3.0%)
China CYTS Tours Holding Co., Ltd., ‘A’	339,300	986,705
Tuniu Corp. (a)	69,000	581,670
Wynn Macau Ltd.	1,161,600	1,667,963

		3,236,338

Household Durables (0.9%)
Hangzhou Robam Appliances Co., Ltd., ‘A’	168,750	933,972

Independent Power & Renewable Electricity Producers (0.7%)
CGN Power Co., Ltd. (e)	2,824,000	782,614

Insurance (5.0%)
PICC Property & Casualty Co., Ltd.	694,000	1,084,193
Ping An Insurance Group Co. of China Ltd., ‘A’	901,152	4,345,974

		5,430,167

Internet & Catalog Retail (1.1%)
JD.com, Inc. (a)	58,400	1,239,832

Internet Software & Services (13.7%)
Alibaba Group Holding Ltd. (a)	57,600	4,580,928
Tencent Holdings Ltd.	367,100	8,332,750
Wangsu Science & Technology Co., Ltd., ‘A’	196,291	1,985,483

		14,899,161

Leisure Products (0.7%)
Alpha Group, ‘A’	163,925	738,990

Machinery (2.1%)
China Conch Venture Holdings Ltd.	557,500	1,103,776
Han’s Laser Technology Industry Group Co., Ltd., ‘A’	357,104	1,227,686

		2,331,462

Media (0.9%)
Zhejiang Huace Film & TV Co., Ltd., ‘A’	422,320	989,753

Oil, Gas & Consumable Fuels (3.0%)
CNOOC Ltd.	2,666,000	3,305,825

Pharmaceuticals (0.9%)
Jiangsu Hengrui Medicine Co., Ltd., ‘A’	165,592	999,743

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN CHINA REGION FUND, INC.	JUNE 30, 2016

DESCRIPTION	HOLDINGS (IN SHARES)	VALUE (IN US$)
COMMON STOCK — continued
Real Estate Management & Development (3.3%)
China Vanke Co., Ltd.	938,100	1,837,965
Poly Real Estate Group Co., Ltd., ‘A’	1,363,650	1,771,374

		3,609,339

Road & Rail (0.7%)
CAR, Inc. (a)	833,000	808,509

Specialty Retail (1.0%)
China Harmony New Energy Auto Holding Ltd.	2,073,500	1,106,494

TOTAL CHINA		68,120,930

HONG KONG (26.5%)
Auto Components (0.9%)
Nexteer Automotive Group Ltd.	1,053,000	958,247

Banks (3.0%)
BOC Hong Kong Holdings Ltd.	672,500	2,011,059
Dah Sing Banking Group Ltd.	647,200	1,194,610

		3,205,669

Commercial Services & Supplies (1.1%)
China Everbright International Ltd.	1,073,000	1,189,441

Diversified Financial Services (2.3%)
Hong Kong Exchanges and Clearing Ltd.	103,037	2,491,556

Gas Utilities (1.7%)
China Resources Gas Group Ltd.	594,000	1,799,281

Household Durables (1.6%)
Man Wah Holdings Ltd.	671,200	965,519
Techtronic Industries Co., Ltd.	198,500	825,153

		1,790,672

Industrial Conglomerates (2.2%)
CK Hutchison Holdings Ltd.	157,000	1,711,031
Shun Tak Holdings Ltd.	2,256,000	709,535

		2,420,566

Insurance (5.4%)
AIA Group Ltd.	794,800	4,748,454
China Taiping Insurance Holdings Co., Ltd. (a)	617,000	1,148,410

		5,896,864

DESCRIPTION	HOLDINGS (IN SHARES)	VALUE (IN US$)
Media (0.9%)
IMAX China Holding, Inc. (a) (e)	197,600	970,413

Pharmaceuticals (1.3%)
Sino Biopharmaceutical Ltd.	2,223,000	1,447,023

Real Estate Management & Development (4.1%)
Cheung Kong Property Holdings Ltd.	383,500	2,392,519
New World Development Co., Ltd.	262,406	265,514
Sun Hung Kai Properties Ltd.	148,000	1,775,100

		4,433,133

Textiles, Apparel & Luxury Goods (1.5%)
Pacific Textiles Holdings Ltd.	520,000	649,489
Regina Miracle International Holdings Ltd. (a) (e)	746,000	984,653

		1,634,142

Water Utilities (0.5%)
Beijing Enterprises Water Group Ltd.	922,000	553,811

TOTAL HONG KONG		28,790,818

SINGAPORE (0.6%)
Trading Companies & Distributors (0.6%)
BOC Aviation Ltd. (a) (e)	117,400	595,467

TAIWAN (16.5%)
Banks (1.8%)
E.Sun Financial Holding Co., Ltd.	3,269,833	1,925,876

Communications Equipment (0.5%)
Wistron NeWeb Corp.	206,000	524,275

Electronic Equipment, Instruments & Components (1.7%)
Largan Precision Co., Ltd.	21,000	1,917,139

Food & Staples Retailing (1.3%)
President Chain Store Corp.	190,000	1,478,347

Semiconductors & Semiconductor Equipment (10.1%)
Advanced Semiconductor Engineering, Inc.	1,203,802	1,367,660
Himax Technologies, Inc.	46,000	379,960
Silicon Motion Technology Corp.	23,205	1,109,199
Taiwan Semiconductor Manufacturing Co., Ltd. (a)	1,606,057	8,090,278

		10,947,097

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN CHINA REGION FUND, INC.	13

INVESTMENT PORTFOLIO

AT JUNE 30, 2016 (Unaudited) (continued)

DESCRIPTION	HOLDINGS (IN SHARES)	VALUE (IN US$)
COMMON STOCK — continued
Technology Hardware, Storage & Peripherals (1.1%)
Catcher Technology Co., Ltd.	159,000	1,170,604

TOTAL TAIWAN		17,963,338

TOTAL INVESTMENTS (106.3% of Net Assets) (Cost $103,412,774)		115,470,553

Liabilities in excess of other assets (-6.3% of Net Assets)		(6,812,226)

NET ASSETS (100.0%)		108,658,327

As of June 30, 2016, aggregate cost for Federal income tax purposes was $103,412,774. The aggregate unrealized gain for all securities is as follows:
Excess of market value over cost	20,840,707
Excess of cost over market value	(8,782,928)

Net unrealized gain	12,057,779

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)	Non-income producing security.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Directors and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

A	China A - shares. (See Note 7.iii on page 25)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN CHINA REGION FUND, INC.	JUNE 30, 2016

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2016 (Unaudited)

(in US$)
ASSETS:
Investments in non-affiliates, at value (cost $103,412,774)	115,470,553
Cash	3,489,469
Foreign currency, at value (cost $4,195,920)	4,171,178
Deposits at broker (See Note 7.iii.)	26,549
Dividends receivable	837,022

Total Assets	123,994,771

LIABILITIES:
Loan payable to bank (See Note 6)	15,000,000
Accrued Liabilities
Deferred China capital gains tax	55,631
Directors’ fees and expenses	41,599
Investment advisory fees	19,800
Custodian and accounting fees	16,735
Administration fees	14,401
Interest on loan	7,560
Other	180,718

Total Liabilities	15,336,444

Net Assets	108,658,327

Net assets consist of:
Common stock, $0.01 par value (100,000,000 shares authorized; 6,447,637 shares issued and outstanding)	64,476
Paid-in capital	98,994,144
Accumulated undistributed (distributions in excess of) net investment income	324,535
Accumulated realized loss on investments and foreign currency transactions	(2,755,938)
Accumulated net unrealized appreciation on investments, foreign currency holdings, and other assets and liabilities denominated in foreign currencies	12,031,110

Net Assets	108,658,327

Net Asset Value Per Share ($108,658,327 ÷ 6,447,637)	16.85

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN CHINA REGION FUND, INC.	15

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2016 (Unaudited)

(in US$)
INVESTMENT INCOME:
Dividends from non-affiliates (net of foreign withholding tax of $147,359)	1,637,407
Interest income from non-affiliates	150
Interest income from affiliates	2,158

Total Investment Income	1,639,715

EXPENSES:
Investment advisory fees	584,639
Legal fees	258,111
Directors’ fees and expenses	195,032
Interest expense to non-affiliates (See Note 6)	104,354
Administration fees	43,568
Custodian and accounting fees	37,658
Audit fees	37,506
Insurance fees	21,507
Shareholder report fees	15,173
Shareholder service fees	13,797
NYSE listing fees	12,448
Interest expense to affiliates	38
Other expenses	21,939

Total Expenses	1,345,770

Less amounts waived (See Note 4)	(38,496)

Net expenses	1,307,274

Net Investment Income	332,441

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY HOLDINGS AND OTHER ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES:
Net realized gain (loss)
Investments in non-affiliates*	(3,131,314)
Foreign currency transactions	(72,479)

Net realized gain (loss)	(3,203,793)

Net change in unrealized appreciation/depreciation
Investments in non-affiliates	(1,653,531)
Foreign currency translations	(4,159)

Change in net unrealized appreciation/depreciation	(1,657,690)

Net realized and unrealized gain (loss) on investments, foreign currency holdings and other assets and liabilities denominated in foreign currencies	(4,861,483)

Net decrease in net assets resulting from operations	(4,529,042)

*	Net of China capital gain tax of $2,381 on realized gain. (See Note 2)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN CHINA REGION FUND, INC.	JUNE 30, 2016

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Six Months Ended June 30, 2016 (Unaudited) (in US$)	Year Ended December 31, 2015 (in US$)
INCREASE IN NET ASSETS:
Operations
Net investment income	332,441	662,890
Net realized gain (loss) on investment and foreign currency transactions	(3,203,793)	7,955,529
Net change in unrealized appreciation (depreciation) on investments, foreign currency holdings and other assets and liabilities denominated in foreign currencies	(1,657,690)	(14,177,098)

Net increase (decrease) in net assets resulting from operations	(4,529,042)	(5,558,679)

DISTRIBUTIONS TO STOCKHOLDERS:
Net investment income	—	(2,134,575)
Net realized gain (loss)	—	(4,141,684)

Total distributions to shareholders	—	(6,276,259)

Total increase (decrease) in net assets	(4,529,042)	(11,834,938)

NET ASSETS:
Beginning of period	113,187,369	125,022,307

End of period (including undistributed (distributions in excess of) net investment income of $324,535 and $(7,906), respectively)	108,658,327	113,187,369

SHARE TRANSACTIONS
Opening number of shares	6,447,637	6,447,637

Closing number of shares	6,447,637	6,447,637

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN CHINA REGION FUND, INC.	17

STATEMENT OF CASH FLOWS

FOR THE SIX MONTHS ENDED JUNE 30, 2016 (Unaudited)

(in US$)
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Decrease in net assets resulting from operations	(4,529,042)
Adjustments to reconcile net increase/decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(18,681,870)
Proceeds from disposition of investment securities	22,044,144
Change in unrealized (appreciation)/depreciation on investments	1,653,531
Net realized (gain)/loss on investments	3,131,314
Decrease in deposits at broker	614
Increase in dividends receivable	(808,067)
Decrease in other assets	10,000
Decrease in accrued expenses and other liabilities	(4,768,947)

Net cash provided (used) by operating activities	(1,948,323)

Net decrease in cash	(1,948,323)

Cash:
Beginning of period (including foreign currency of $6,520,020)	9,608,970

End of period (including foreign currency of $4,171,178)	7,660,647

Supplemental disclosure of cash flow information:

During 2016, the Fund paid $103,890 in interest expense, including $38 to affiliates.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN CHINA REGION FUND, INC.	JUNE 30, 2016

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	For the Six Months Ended June 30, 2016 (Unaudited) (in US$)	For the Year Ended December 31, 2015 (in US$)	For the Year Ended December 31, 2014 (in US$)	For the Year Ended December 31, 2013 (in US$)	For the Year Ended December 31, 2012 (in US$)	For the Year Ended December 31, 2011 (in US$)
For a share outstanding throughout each year:
Net asset value, beginning of period	17.55	19.39	17.28	15.47	12.75	17.41

Net investment income (loss)	0.05	0.10	0.14	0.10	0.08	0.14
Net realized and unrealized gain (loss)	(0.75)	(0.97)	2.10	1.84	2.74	(4.70)

Total from investment operations	(0.70)	(0.87)	2.24	1.94	2.82	(4.56)

Dividends from net investment income	—	(0.34)	(0.13)	(0.13)	(0.10)	(0.10)
Distributions from net realized gains	—	(0.63)	—	—	—	—

Total distributions	—	(0.97)	(0.13)	(0.13)	(0.10)	(0.10)

Net asset value, end of period	16.85	17.55	19.39	17.28	15.47	12.75

Market value, end of period	15.20	15.32	16.91	15.16	14.00	11.02

Total Investment Return
Per share market value*	(0.8)%	(3.6)%	12.5%	9.2%	28.2%	(29.6)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period	108,658,327	113,187,369	125,022,307	111,435,597	99,728,043	82,226,478
Ratio of net expenses to average net assets**	2.55%	2.00%	2.14%	2.26%	2.11%	1.89%
Ratio of net expenses to average net assets, excluding interest expense**	2.34%	1.86%	1.94%	2.05%	2.04%	1.89%
Ratios of total expenses to average net assets, without waivers and reimbursements**	2.62%	2.05%	2.16%	2.28%	2.12%	1.89%
Ratios of total expenses to average net assets, without waivers and reimbursements, excluding interest expense**	2.41%	1.91%	1.96%	2.07%	2.04%	1.89%
Ratios of net investment income to average net assets	0.65%	0.51%	0.82%	0.61%	0.54%	0.87%
Portfolio turnover rate	15.4%	106.0%	86.7%	66.6%	85.8%	66.8%
Number of shares outstanding at end of period (In thousands)	6,448	6,448	6,448	6,448	6,448	6,448

*	The total investment return excludes the effect of commissions. Dividends and distributions, if any, are assumed for the purpose of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan or if specified in accordance with the terms of the distribution.
**	The presentation of the expense ratios for the fiscal years ended December 31, 2012 through December 31, 2014 have been revised to correct for an immaterial error in the presentation of expense waivers in those prior periods’ Statements of Operations, which are not presented herein. Certain amounts in those prior years were treated as reductions of total investment advisory fees, whereas the correction treats them as voluntary waivers. The impact of the revision is the inclusion of the total expense ratio for each period presented to reflect contractual expenses prior to the voluntary waiver. Previously only the net expense ratio was presented.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN CHINA REGION FUND, INC.	19

NOTES TO FINANCIAL STATEMENTS

AT JUNE 30, 2016

1. Organization and Capital

JPMorgan China Region Fund, Inc. (the ‘Fund’) was incorporated in the State of Maryland on May 22, 1992, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (‘1940 Act’). The Fund commenced operations on July 16, 1992.

The Fund seeks to achieve long-term capital appreciation through investments primarily in equity securities of companies with substantial assets in, or revenues derived from, the People’s Republic of China (‘China’), Hong Kong, Taiwan and Macau — collectively, the ‘China Region’.

2. Significant Accounting Policies

The following significant accounting policies, which are in conformity with U.S. generally accepted accounting principles (‘GAAP’), are consistently followed by the Fund in the preparation of its financial statements.

The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of GAAP.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from these estimates.

i) Security Valuation — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Directors (the “Board”), which established the following approach to valuation, as described more fully below.

All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination or, if no sales price is available at that time, at the mean between the last current bid and ask prices. Securities that are traded over-the-counter are valued, if bid and ask quotations are available, at the mean between the current bid and ask prices. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. All other securities and assets are valued at fair value as determined in good faith by the Board of Directors. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. In valuing the Fund’s assets, quotations of foreign securities in a foreign currency are translated to United States (‘U.S.’) dollar equivalents at the prevailing exchange rate in effect on the valuation date. Investments in open ended mutual funds are valued at current day’s closing net asset value per share (‘NAV’).

JF International Management Inc. (the Investment ‘Advisor’), an indirect wholly-owned subsidiary of JPMorgan Chase & Co. (‘JPMorgan’) has established the Asian Fair Valuation Committee (“AFVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Advisor implements the valuation policies for the valuation of investments, as directed by the Board. The AFVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Advisor is responsible for discussing and assessing the potential impacts of the fair values on an ongoing basis, and at least on a quarterly basis with the AFVC and the Board.

20	JPMORGAN CHINA REGION FUND, INC.	JUNE 30, 2016

NOTES TO FINANCIAL STATEMENTS

AT JUNE 30, 2016 (continued)

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Investment Portfolio:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities (a)	$115,470,553	$—	$—	$115,470,553

(a)	Portfolio holdings designated in Level 1 are disclosed individually in the Investment Portfolio. Please refer to the SOI for industry specifics of the portfolio holdings.

Transfers from level 2 to level 1 in the amount of approximately $3,392,724 are due to a stock that resumed trading during the six months ended June 30, 2016.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of December 31, 2015	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2016
Investments in Securities
China
Common Stocks — Software	$382,353	$222,639	$(211,040)	$—	$—	$(393,952)	$—	$—	$—
Common Stocks — Trading Companies & Distributors	158,172	(22,367)	(9,288)	—	—	(126,517)	—	—	—

Total	$540,525	$200,272	$(220,328)	$—	$—	$(520,469)	$—	$—	$—

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

JUNE 30, 2016	JPMORGAN CHINA REGION FUND, INC.	21

NOTES TO FINANCIAL STATEMENTS

AT JUNE 30, 2016 (continued)

Transfers between fair value levels are valued utilizing values as of the beginning of the period.

ii) Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mid-market price of such currencies against U.S. dollars as follows:

•	investments, other assets, and liabilities at the prevailing rates of exchange on the valuation date;
•	investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net unrealized appreciation/depreciation on investments. The Fund does isolate the effect of changes in foreign exchange rates from fluctuations when determining realized gain or loss for sales of fixed income securities.

Unrealized currency gains (losses) resulting from valuing foreign currency denominated assets and liabilities at period-end exchange rates are reflected as a component of accumulated net unrealized gain (loss) on investments, foreign currency holdings, and other assets and liabilities denominated in foreign currencies.

iii) Restricted and Illiquid Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933 (the ‘Securities Act’). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund.

As of June 30, 2016, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A under the Securities Act, as identified in the Investment Portfolio.

iv) Distribution of Income and Gains — The Fund intends to distribute to stockholders, at least annually, substantially all of its net investment income and expects to distribute annually any net long-term capital gains in excess of net short-term capital losses.

Income and capital gain distributions are determined in accordance with Federal income tax regulations and may differ from those determined in accordance with GAAP.

v) Other — Security transactions are accounted for on trade date. Realized gains and losses on the sale of investment securities are determined on the identified cost basis. Interest income is recognized on the accrual basis. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

vi) Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a part of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

As described in Note 7.iii, the Fund invests in China A-shares and can also invest in China B-shares, both of which are separately identified in the Investment Portfolio. Following the announcements made on November 14, 2014 by the People’s Republic of China (‘PRC’) Ministry of Finance, State Administration of Taxation and China Securities Regulatory Commission the Fund no longer provides for 10% capital gains tax (CGT) on realized and unrealized gains made in respect of transactions in China A-shares and China B-shares made on or after November 17, 2014.

22	JPMORGAN CHINA REGION FUND, INC.	JUNE 30, 2016

NOTES TO FINANCIAL STATEMENTS

AT JUNE 30, 2016 (continued)

Based on further guidance by the Chinese tax authorities in 2015, in September 2015 the QFII filed with the relevant Chinese tax authorities a tax reporting package, which includes disclosures and tax calculations in respect of the Fund’s realized gains from the sale of China A-shares up to and including November 14, 2014. This tax reporting package has been filed using the tax benefits available to the QFII under the China-Hong Kong tax treaty. The tax liability in respect of realized gains made on China A-shares was $66,022. The QFII obtained approval for this treaty claim in March 2016 and the liability of $66,022 was paid to the Chinese tax authorities. No tax return has been requested by, or filed with, the PRC tax authorities in respect of the realized gains made on the sale of China B-shares, but the Fund has calculated its accrual for CGT on these gains using the same methodology as used in the China A-share tax reporting package. The accrual made in respect of realized gains made on the sale of China B-shares is $55,632.

The Advisor believes that the tax positions taken, based on their technical merits, are more likely than not to be sustained if challenged by the relevant Chinese tax authorities. However, various uncertainties do remain until the Chinese tax authorities formally accept this tax reporting package and the Fund pays the tax liability contained therein. Therefore the accrual made in respect of CGT due on gains made on the sale of China B-shares is kept under constant review by the Advisor and the Board and it is reasonably possible that the CGT accrual could increase in the next 12 months depending on the updates received from the Chinese tax authorities and/or advice from the Advisor. Based on the Advisor’s estimate, the range of such reasonably possible increase is $0 to $21,939.

3. Investment Transactions

During the six months ended June 30, 2016, the Fund made purchases of $17,678,316 and sales of $21,906,070 of investment securities other than short-term investments. There were no purchases or sales of U.S. Government securities.

4. Related party, Other Service Provider Transactions and Directors

i) JF International Management Inc. (the Investment ‘Advisor’), an indirect wholly-owned subsidiary of JPMorgan Chase & Co. (‘JPMorgan’) provides investment advisory services to the Fund under the terms of an investment advisory agreement. The Advisor is paid a fee, computed weekly and payable monthly, at the annual rate of 1.00% of the Fund’s weekly managed gross assets. Investments in funds on which the Advisor or its affiliates charge a management fee are excluded from the calculation. Additionally, the Advisor has voluntarily agreed to waive its Investment Advisory fee on any cash held when borrowings are drawn under a borrowing facility. For the six months ended June 30, 2016, the Advisor waived Investment Advisory fees of $32,521, related to such holdings of cash.

ii) On June 1, 2015, the Fund entered into an agreement with Pristine Advisers (“Pristine”), an entity unaffiliated with the Fund. Under this agreement, Pristine provides certain investor relations and public relations services for the Fund. This agreement was in effect for one year and was paid by the Fund for the entire one-year period on June 1, 2015. It was subsequently agreed that from June 1, 2016 the agreement be automatically renewed until either the Fund or Pristine advises the other of its intent to cancel and that the Fund continue to pay Pristine a monthly retainer fee equal to $2,000 per month, plus certain customary out-of-pocket expenses billed periodically.

The Advisor has agreed to voluntarily reimburse the Fund for one half of the Pristine monthly retainer fees through a waiver of the Investment Advisory fees owed by the Fund to the Advisor, during the initial one-year period of the Pristine agreement. For the six months ended June 30, 2016, the Advisor waived Investment Advisory fees of $5,976.

iii) During the six months ended June 30, 2016, the Fund did not pay any brokerage commissions to JPMorgan companies or affiliated brokers/dealers.

iv) Other Service Providers — Pursuant to an Administration Agreement, JPMorgan Chase Bank, N.A. (‘JPMCB’), an indirect, wholly-owned subsidiary of JPMorgan (the ‘Administrator’), provides certain services to the Fund. The Fund pays a flat annual fee of $87,500 per the Administration Agreement. Such amounts are included in Administration fees on the Statement of Operations.

JUNE 30, 2016	JPMORGAN CHINA REGION FUND, INC.	23

NOTES TO FINANCIAL STATEMENTS

AT JUNE 30, 2016 (continued)

JPMCB also provides portfolio custody and accounting services for the Fund. In consideration of the accounting services, JPMCB receives a fee accrued daily and paid monthly at the annual rate of 0.0025% of the first $75.0 billion of the average daily net assets of all funds in the JPMorgan Mutual Fund Complex (non-Money Market Funds), 0.002% of the average daily assets of all such funds between $75.0 billion and $150.0 billion and 0.0015% of the average daily net assets of all such funds in excess of $150.0 billion, subject to a minimum annual fee of $20,000 per fund. The Fund bears its pro rata portion of the total accounting services fee and also pays certain transaction-based charges. The custodian fees are split between safekeeping and transaction charges and vary by market. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.

v) Directors — The Fund pays each of its Directors who is not a director, officer or employee of the Advisor, Administrator or any affiliate thereof, an annual fee of $24,100, the Audit Committee Chairman $28,500 and the Chairman $35,000 plus a $3,300 attendance fee for each Board meeting, Management Engagement Committee meeting and Audit Committee meeting attended. A per diem allowance of $2,000 per day, or $1,000 per half day, is paid to Directors in respect of time spent by Directors on Fund business outside normal Board and Committee meetings. The per diem allowance is subject to Board approval in advance. In addition, the Fund reimburses all Directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings. Under normal circumstances, in order to minimize expenses, the Board expects to hold two meetings a year by telephone.

vi) As of June 30, 2016, the Fund had two shareholders, each holding more than 5% of the Fund’s outstanding shares, who held in aggregate approximately 60.8% of the Fund’s outstanding shares.

5. Capital Share Transactions

The Fund offers an optional Distribution Reinvestment and Cash Purchase Plan (the “Plan”) to its shareholders. Pursuant to the Plan, when the Fund declares income or capital gains distributions, the Fund will either issue new shares, or buy existing shares, to reinvest such distributions for shareholders that elect to participate in the Plan. During the six months ended June 30, 2016 and the year ended December 31, 2015, the Fund did not issue shares under the Plan.

On September 14, 2015, the Board of Directors renewed an authority for the Fund to repurchase up to 644,764 shares (10% of its then issued and outstanding shares) of its common stock in the open market through September 12, 2016. Repurchases can be made only when the Fund’s shares are trading at less than NAV and at such times and amounts as it is believed to be in the best interest of the Fund’s stockholders. When shares trade at a discount to NAV, any purchase of shares by the Fund has the effect of increasing the NAV of the Fund’s remaining shares outstanding. All shares purchased by the Fund are thereafter considered authorized and unissued.

During the six months ended June 30, 2016 and the year ended December 31, 2015, the Fund did not repurchase any shares under the share repurchase program.

6. Borrowings

On February 25, 2015, the Fund renewed its financing arrangement with Scotiabank (Ireland) Ltd (the ‘Lender’) which was originally entered into on February 27, 2012 and renewed and amended on February 25, 2013. Under this arrangement, the Lender provides a secured, committed credit facility in the aggregate amount of $17.5 million to the Fund. No compensating balances are required. The Fund has paid an upfront loan arrangement fee of $8,750 and has a flat commitment fee of 0.25% on the aggregate amount, as required under this agreement. Prior to February 25, 2015, under the previous agreement with the Lender, interest on unutilized amounts was payable at 0.25% if the unutilized amounts were equal to or less than 50% of the committed amount and 0.35% if the unutilized amounts were greater than 50% of the committed amount. On July 10, 2015, the Fund increased its financing arrangement with the Lender to an amount of $22 million which, subject to the Lender’s approval, allows future increases up to $32 million. The agreement is in place until February 24, 2017. The

24	JPMORGAN CHINA REGION FUND, INC.	JUNE 30, 2016

NOTES TO FINANCIAL STATEMENTS

AT JUNE 30, 2016 (continued)

Fund has paid an upfront loan arrangement fee of $2,250. Under the terms of the financing agreement with the Lender, the adjusted asset coverage ratio (as defined in the agreement) may not exceed 4.50 to 1.00 at any time and the net asset value of the fund may not be less than $50,000,000 at any time. Under the terms of the agreement, at June 30, 2016, the adjusted asset coverage ratio was 8.24 to 1.00 and the net asset value of the fund was $108.6m. At June 30, 2016, the interest rate on outstanding borrowings was 1.30%.

Borrowings outstanding from the secured, committed credit facility and average borrowings from the credit facility for the six months ended June 30, 2016, were as follows:

Outstanding Borrowings at June 30, 2016	Weighted Average Borrowings For Days Drawn Upon	Average Interest Rate on Borrowings	Number of Days Outstanding	Interest Expense on Borrowings
$15,000,000	$15,000,000	1.27%	182	$104,354

The maximum borrowings during the six months ended June 30, 2016 were as follows; $15,000,000 from January 1, 2016 to June 30, 2016. Interest expense to non-affiliates on the Statement of Operations includes interest expense on borrowings during the six months ended June 30, 2016.

7. Risks and Uncertainties

i) China Region — Investing in securities of ‘China Region companies’ may include certain risks and considerations not typically associated with investing in U.S. securities. In general, China Region companies are companies organized in the People’s Republic of China, the Hong Kong Special Administrative Region, the Macau Special Administrative Region or Taiwan (the ‘China Region’) or for which the principal securities trading market is in the China Region; or companies, regardless of where organized, which have 50% or more of their assets in, or derive 50% or more of their revenues or profits from, the China Region. Such risks include fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, these securities may not be as liquid as U.S. securities. At June 30, 2016, the Fund had 62.7%, 26.5%, 0.6% and 16.5%, based on net assets, of its total investments invested in China, Hong Kong, Singapore and Taiwan, respectively.

ii) Foreign Transactions — Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

iii) Direct Investments in China A-share securities — The China Securities Regulatory Commission (‘CSRC’) may grant qualified foreign institutional investor (‘QFII’) licenses, which allow foreign investments in A-shares on the Shanghai and Shenzhen Stock Exchanges and certain other securities historically not eligible for investment by non-Chinese investors. Each QFII is authorized to invest in China A-shares only up to a specified quota established by the Chinese State Administration of Foreign Exchange (‘SAFE’). JF Asset Management Limited has a QFII license permitting it to invest a specific portion of the assets of certain funds (which may include the Fund) in local Chinese securities. Although the laws of China permit the use of nominee accounts for clients of QFIIs, the Chinese regulators require the general securities trading and settlement accounts to be maintained in the name of the QFII. As the Fund is permitted to invest in China A-shares, the Fund’s local custodian bank maintains a specific sub-account for the A-share investments in the name of the Fund. This amount is included in Deposits at broker on the Statement of Assets and Liabilities. However, there is a risk that creditors of the QFII and its affiliates (each, a ‘JP Morgan Affiliate’) may assert that a JP Morgan Affiliate, and not the Fund, has recourse against the securities and other assets in the account and/or sub-accounts. If a court upholds such an assertion, creditors of a JP Morgan Affiliate could seek payment from the Fund’s A-share investments.

JUNE 30, 2016	JPMORGAN CHINA REGION FUND, INC.	25

NOTES TO FINANCIAL STATEMENTS

AT JUNE 30, 2016 (continued)

Additional risks for the Fund’s A-share investments include a potential lack of liquidity, greater price volatility, and restrictions on the repatriation of invested capital. Because of low trading volume and various restrictions on the free flow of capital into the A-share market, the China A-share market could be less liquid and trading prices of A-shares could be more volatile than other local securities markets. In addition, net realized profits on fund investments in A-shares may only be repatriated under certain conditions and upon the approval of SAFE. Rules regarding taxation of investments in mainland China may be subject to change and such changes in the taxation of A-shares could materially affect the Fund’s performance.

iv) Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of any loss from such claims is considered remote.

8. Tax Status

U.S. Federal Income Taxes — No provision for federal income taxes is required since the Fund intends to continue to qualify as a regulated investment company under subchapter M of the Internal Revenue Code and distribute substantially all of its taxable income. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of June 30, 2016, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

26	JPMORGAN CHINA REGION FUND, INC.	JUNE 30, 2016

RESULTS OF THE ANNUAL STOCKHOLDERS‘ MEETING (Unaudited)

The Fund held its annual stockholders’ meeting on July 20, 2016. At this meeting, stockholders elected Mr. John R. Hass and Mr. Alistair E.M. Laband to the Fund’s Board of Directors, the results of which are set out below. Also below are the results of the vote on the termination of the advisory agreement and the recommendation of tender.

I) Election of Directors

Nominee	Votes For	Votes Against	Votes Withheld	Shares Not Voted	Total Voting Shares
Mr. John R. Hass	4,658,869	—	793,318	995,450	6,447,637
Mr. Alistair E.M. Laband	4,658,941	—	793,246	995,450	6,447,637

II) Termination of Advisory Agreement
	Votes For	Votes Against	Votes Withheld	Shares Not Voted	Total Voting Shares
	748,682	4,462,875	23,646	1,212,434	6,447,637

III) Recommendation of Tender Offer
	Votes For	Votes Against	Votes Withheld	Shares Not Voted	Total Voting Shares
	1,032,137	4,180,838	15,316	1,219,346	6,447,637

OTHER INFORMATION

Fundamental Investment Restriction on Borrowing

On May 12, 2011, shareholders of the Fund approved a change to the Fund’s fundamental investment restrictions to permit, inter alia, the Fund to borrow up to 20% of its net assets for investment purposes.

This gives the Investment Advisor flexibility to take advantage of additional investment opportunities when it believes that the return from the additional investment would exceed the cost of borrowing. If the Fund borrows money, it may be exposed to additional risks. If the return on securities purchased with borrowed funds is less than the borrowing costs of those funds, then the use of borrowing will detract from Fund performance. In particular, borrowing will magnify losses in times of negative performance. Nonetheless, the Investment Advisor may maintain leverage if it expects that the long-term benefits to investors of maintaining leverage outweigh any current reduced return. Borrowing may also increase the Fund’s interest and other expenses. Finally, the use of borrowing would subject the Fund to additional restrictions imposed by lenders and the Investment Company Act of 1940 on the Fund’s investments.

The Investment Advisor will utilize borrowed monies at its discretion and under the supervision of the Board. The Investment Advisor has agreed to waive any entitlement to a management fee on any cash held when borrowings are drawn under a borrowing facility.

The entire text of the Fund’s fundamental investment restriction on borrowing is as follows:

“Under its fundamental investment restrictions, the Fund may not: Issue senior securities, borrow or pledge its assets, except that the Fund may (i) borrow from a bank for the purpose of obtaining amounts necessary to make distributions for qualification as a registered investment company to avoid imposition of an excise tax under United States tax law; and (ii) borrow money (including through reverse repurchase agreements) up to the maximum amount permitted under the Investment Company Act of 1940 (a) for temporary or emergency purposes, (b) for such short-term credits as may be necessary for the clearance or settlement of transactions, (c) for repurchases of its Common Stock and (d) for investment purposes, provided that amounts borrowed under this clause shall not exceed 20% on the net assets of the Fund. The Fund may also pledge its

JUNE 30, 2016	JPMORGAN CHINA REGION FUND, INC.	27

OTHER INFORMATION (Unaudited)

(continued)

assets to secure such borrowings. Notwithstanding the above, initial and variation margin in respect of futures contracts and options thereon and any collateral arrangement in respect of options on securities or indexes will not be prohibited by this paragraph 3 or any other investment restrictions.”

Information About Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the ‘Commission’) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s Forms N-Q are also available on the Fund’s website at www.jpmchinaregionfund.com.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that are used by the Fund’s investment advisor to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling +44 20 7742 3735; and (2) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the ‘Commission’) at http://www.sec.gov. Information regarding how the investment advisor votes these proxies is now available by calling the same number and on the Commission’s website. The Fund has filed its report on Form N-PX covering the Fund’s proxy voting record for the 12 month period ended June 30, 2016.

Certifications

Simon J. Crinage, as the Fund’s President, has certified to the New York Stock Exchange that, as of August 19, 2016, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund’s reports to the Commission on Forms N-CSR and N-CSRS contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

28	JPMORGAN CHINA REGION FUND, INC.	JUNE 30, 2016

FUND MANAGEMENT

Information pertaining to the Directors and officers of the Fund is set forth below.

Name, (YOB), Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Trusteeships/ Directorships Held by Director
Independent Directors

The Rt. Hon. The Earl of Cromer (1946) 60 Victoria Embankment London EC4Y 0JP United Kingdom	Three year term ends in 2018; Chairman and Director since 1994.	Chairman of the Board of the Fund; Chairman of the Board, Western Provident Association (insurance), LG India Plus Fund Ltd (financial), Pedder Street Asia Absolute Return Fund Limited (financial); LG Asia Plus Fund Limited (financial); Director, Cheetah Korea Value Fund Ltd (financial) and Chief Executive Officer, Cromer Associates Limited (family business).	1	See Principal Occupation.

Alexander R. Hamilton (1941) P.O. Box 12343 General Post Office Hong Kong Class II Director	Three year term ended July 20, 2016***; Director since 1994.	Director of Cosco International Holdings Limited (shipping), Esprit Holdings Limited (clothing retail), Shangri-La Asia Limited (hotels) and Octopus Cards Limited (financial services). Former Director of China Cosco Holdings Co. Limited (shipping) (retired May 2011), CITIC Limited (infrastructure) (retired June 2015), and DBS Bank (Hong Kong) Ltd (financial) (retired April 2015).	1	See Principal Occupation.

John R. Hass (1961) 1 Beacon Street Boston, MA 02108 USA Class II Director	Three year term ends in 2019; Director since July 20, 2016	Partner at RRE Ventures (financial); Director of the Cheetah Korea Value Fund (financial); and Board member of the Tory Burch Foundation.	1	See Principal Occupation.

Alistair E.M. Laband (1952) Flat 41, 20th floor Po Shan Mansions Block B 10-12 Po Shan Road Mid-levels Hong Kong Class II Director	Three year term ends in 2019; Director since July 20, 2016	Director of Tom Lee Music Company (retail) and China Nepstar Chain Drugstore Limited (retail) (retired August 2016)	1	Director of the trustee of Rosebud Charitable Trust (charity).

JUNE 30, 2016	JPMORGAN CHINA REGION FUND, INC.	29

FUND MANAGEMENT

(continued)

Name, (YOB), Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Trusteeships/ Directorships Held by Director
Independent Directors (continued)

Julian M. I. Reid (1944) 60 Victoria Embankment London EC4Y 0JP United Kingdom	Three year term ends in 2017; Director since 1998.	Chief Executive Officer of 3a Funds Group (financial); Director and Chairman of Morgan’s Walk Properties Limited (property); Director and Chairman of The Korea Fund, Inc. (financial); Director and Chairman of Prosperity Voskhod Fund (financial); Director and Chairman of ASA Limited (financial) and Director of J M Properties Limited (property).	1	See Principal Occupation.

John R. Rettberg (1937) 1 Beacon St. Boston, MA 02108 USA Class II Director	Three year term ended July 20, 2016***; Director since 2008	Former Trustee, JPMorgan Alternative Products mutual fund Board (1997-2009).	1	None.
Interested Director & President of the Fund

Simon J. Crinage (1965) 60 Victoria Embankment London, EC4Y 0JP United Kingdom Class I Director and President	Three year term ends in 2018; Director since 2009 & President since 2003**	Managing Director, J.P. Morgan.	1	Director of The Association of Investment Companies Limited and JF International Management Inc.

*	The Fund is the only fund in the Fund Complex.
**	The officers of the Fund serve at the discretion of the Board of Directors.
***	Retired from the Board of Directors on July 20, 2016.

30	JPMORGAN CHINA REGION FUND, INC.	JUNE 30, 2016

Information pertaining to the officers of the Fund is set forth below.

Name, (YOB), Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers who are not Directors

Neil S. Martin (1971) 60 Victoria Embankment London EC4Y 0JP United Kingdom	Since 2014**	Chief Operating Officer and Treasurer of the Fund; Executive Director, J.P. Morgan.

Lucy J. Dina (1977) 60 Victoria Embankment London EC4Y 0JP United Kingdom Secretary	Since 2013**	Secretary of the Fund; Vice President, J.P. Morgan.

Steve M. Ungerman (1953) 270 Park Avenue New York Chief Compliance Officer	Since 2014**	Chief Compliance Officer of the Fund; Managing Director, J.P. Morgan Chase Bank NA.

**	The officers of the Fund serve at the discretion of the Board of Directors.

JUNE 30, 2016	JPMORGAN CHINA REGION FUND, INC.	31

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

(Unaudited)

The Fund operates an optional Dividend Reinvestment and Cash Purchase Plan (the ‘Plan’) whereby:

a)	shareholders may elect to receive dividend and capital gain distributions in the form of additional shares of the Fund (the Share Distribution Plan).

b)	shareholders may make optional payments (any amount between $100 and $3,000) which will be used to purchase additional shares in the open market (the Share Purchase Plan).

For a copy of the Plan brochure, as well as a dividend reinvestment authorization card, please contact the Plan Agent:

Computershare Trust Company, N.A.

P. O. Box 30170

College Station, TX 77842-3170

USA Telephone No.: 800-426-5523 (toll-free)

www.computershare.com

The following should be noted with respect to the Plan:

If you participate in the Share Distribution Plan, whenever the Board of Directors of the Fund declares an income dividend or net capital gain distribution, you will automatically receive your distribution in newly issued shares (cash will be paid in lieu of fractional shares) if the market price of the shares on the date of the distribution is at or above the net asset value of the shares. The number of shares to be issued to you by the Fund will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the net asset value (‘NAV’) per share on such date or 95% of the market price of a share on such date. If the market price of the shares on such a distribution date is below the NAV, the Plan Agent will, as agent for the participants, buy shares on the open market, on the New York Stock Exchange or elsewhere, for the participant’s account on, or after, the payment date. There is no service charge for purchases under this Plan.

For U.S. federal income tax purposes, shareholders receiving newly issued shares pursuant to the Share Distribution Plan will be treated as receiving income or capital gains in an amount equal to the fair market value (determined as of the distribution date) of the shares received and will have a cost basis equal to such fair market value. Shareholders receiving a distribution in the form of shares purchased in the open market pursuant to the Plan will be treated as receiving a distribution of the cash distribution that such shareholder would have received had the shareholder not elected to have such distribution reinvested and will have a cost basis in such shares equal to the amount of the distribution.

There will be no brokerage charge to participants for shares issued directly by the Fund under the Plan. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases of shares in connection with the Plan. The Fund will pay the fees of the Plan Agent for handling the Plan.

You may terminate your account under the Share Distribution Plan by notifying the Plan Agent in writing. The Plan may be terminated by the Plan Agent or the Fund with notice to you at least 30 days prior to any record date for the payment of any distribution by the Fund. Upon any termination, the Plan Agent will deliver a certificate or certificates for the full shares held for you under the Plan and a cash adjustment for any fractional shares.

You also have the option of instructing the Plan Agent to make semi-annual cash purchases of shares in the open market. There is a service charge of $1.25 for each purchase under this Share Purchase Plan.

32	JPMORGAN CHINA REGION FUND, INC.	JUNE 30, 2016

DIRECTORS AND ADMINISTRATION

(Unaudited)

Officers and Directors

The Rt. Hon. The Earl of Cromer —

Director and Chairman of the Board and Management Engagement Committee

Simon J. Crinage — Director and President Alexander R. Hamilton — Director and Chairman of the Audit Committee and Pricing Committee (retired July 20, 2016)

John R. Hass — Director

Alistair E.M. Laband — Director and Chairman of the Audit Committee

Julian M. I. Reid — Director

John R. Rettberg — Director (retired July 20, 2016)

Neil S. Martin — Chief Operating Officer and Treasurer

Lucy J. Dina — Secretary

Steve M. Ungerman — Chief Compliance Officer

Investment Advisor	JF International Management Inc. P.O. Box 3151 Road Town, Tortola British Virgin Islands

Administrator	JPMorgan Chase Bank, N.A. 1 Beacon Street, 18th Floor Boston, Massachusetts 02108 U.S.A.

Custodian	JPMorgan Chase Bank N.A. 1 Beacon Street, 18th Floor Boston, Massachusetts 02108 U.S.A.

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 300 Madison Avenue New York, New York 10017 U.S.A.

Legal Counsel	Dechert LLP New York: 1095 Avenue of the Americas New York, New York 10036 U.S.A.

Hong Kong: 27/F Henley Building 5 Queens Road Central Hong Kong

Registrar, Transfer Agent, and Dividend Paying Agent	Computershare Trust Company, N.A. P. O. Box 30170 College Station, TX 77842-3170 U.S.A.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

www.jpmchinaregionfund.com

JUNE 30, 2016	JPMORGAN CHINA REGION FUND, INC.	33

This report, including the financial statements herein, is sent to the stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

© JPMorgan Chase & Co., 2016 All rights reserved. June 30.

ITEM 2. CODE OF ETHICS.

Not required for this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not required for this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required for this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not required for this filing.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) Schedule of Investments is included as part of Item 1.

(b) Not applicable to the Fund.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not required for this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)	Not applicable to a semiannual report.

(b)	There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Fund.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Fund’s board of directors since the Fund filed its last form N-CSR.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Fund’s second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not required for this filing.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not required for this filing.

(a)(4) Not required for this filing.

(b) The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan China Region Fund, Inc.

By:	/s/ Simon Crinage
Simon Crinage
President and Principal Executive Officer
September 1, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Simon Crinage
Simon Crinage
President and Principal Executive Officer
September 1, 2016

By:	/s/ Neil S. Martin
Neil S. Martin
Treasurer and Chief Operating Officer
September 1, 2016